UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2015

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 9, 2015, the board of directors of the TransMontaigne GP L.L.C., the general partner (the “General Partner”) of TransMontaigne Partners L.P. (the “Partnership”), appointed Brian Cannon to serve as an affiliated member of the board of directors of the General Partner effective October 9, 2015.  Mr. Cannon was asked to join the board of directors, in part, based on his position with NGL Energy Partners L.P., his executive management experience in the energy industry and his employment history and experience with the Partnership and TransMontaigne LLC, the indirect parent of the General Partner.

Brian Cannon, age 38, joined NGL Energy Partners L.P. when NGL acquired TransMontaigne in July, 2014; serving as its Senior Vice President Marketing (Refined Products).  Since May 2012, Mr. Cannon has served as a Senior Vice President — Marketing for TransMontaigne Product Services LLC and since January 2008 as a Vice President of TransMontaigne LLC and the General Partner.  He has been with TransMontaigne LLC and the Partnership since 2002 and has experience in many facets of the TransMontaigne business.  From 2002 through 2009 Mr. Cannon held various accounting roles within TransMontaigne LLC and the Company, culminating as the Vice President, Controller of Operational Accounting for both entities.  Since 2010 Mr. Cannon has been associated with the commercial side of the business for TransMontaigne LLC and has extensive experience in business development, contract negotiation, risk management, and marketing of refined products.  Prior to joining TransMontaigne he worked at Arthur Andersen LLP in their Business Process Outsourcing department.  Mr. Cannon received a BBA in Finance from the University of Texas at Austin.

There are no arrangements or understandings between Mr. Cannon and any other persons pursuant to his appointment.  There are no relationships between Mr. Cannon and the General Partner or the Partnership that require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 8.01  Other Events.

On October 12, 2015, TransMontaigne Partners L.P. issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated October 12, 2015.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C., its general partner

Date: October 13, 2015	By:	/s/ Michael A. Hammell
Michael A. Hammell
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated October 12, 2015.